UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2022

HANOVER BANCORP, INC.

(Exact name of registrant as specified in its charter)

New York	001-41384	81-3324480
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

80 East Jericho Turnpike, Mineola, New York	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (516) 548-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	HNVR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Exchange Agreement

On October 28, 2022, Hanover Bancorp, Inc. (the “Company”) entered into an Exchange Agreement with (the “Exchange Agreement”) with Castle Creek Capital Partners VIII, L.P. (“Castle Creek”). Castle Creek is an existing shareholder of the Company, which had an opportunity to purchase additional shares of the Company’s common stock in a privately negotiated secondary transaction (“Additional Common Shares”). However, pursuant to applicable bank regulatory limitations, Castle Creek may not exceed 9.9% ownership of the Company’s voting securities without seeking applicable regulatory approvals.

In order to facilitate the privately negotiated transaction without exceeding the 9.9% threshold, the Company agreed to: (i) file with the Secretary of State of the State of New York a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Amendment”) designating the terms, conditions, rights and other preferences of that certain Series A Convertible Perpetual Preferred Stock (“Series A Preferred Stock”); and (ii) to enter into the Exchange Agreement, whereby the Company agreed to issue to the Castle Creek, in exchange for the Additional Common Shares, 150,000 shares of the Company’s Series A Preferred Stock.

The Exchange Agreement contains representations, warranties and covenants of the Company and by Castle Creek that are customary in similar transactions.

The preferences, limitations, powers and relative rights of the Series A Preferred Stock are set forth in Amendment. The Amendment designated 150,000 authorized shares of Series A Preferred Stock, 150,000 of which were issued in connection with the consummation of the transactions contemplated by the Exchange Agreement.

As specified in the Amendment, the Series A Preferred Stock has the following terms:

Dividends: Holders of the Series A Preferred Stock will be entitled to receive dividends when, as and if declared by the Company’s board of directors, in the same per share amount as paid on the number of shares of Common Stock into which each share of Series A Preferred Stock would be converted in accordance with the Amendment. No dividends will be payable on the Common Stock unless a dividend identical to that paid on the Common Stock is payable at the same time on the Series A Preferred Stock on an as-converted basis.

Conversion: Each share of Series A Preferred Stock will be convertible into 1 share of Common Stock upon transfer of such shares of Series A Preferred Stock to a non-affiliate of the holder in specified permitted transactions, or upon request of the Company provided that upon such conversion the holder, together with all affiliates of the holder, will not own or control in the aggregate more than nine point nine percent (9.9%) of the Common Stock

Priority: The Series A Preferred Stock ranks, as to payments of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company, pari passu with the Common Stock pro rata on an as-converted basis.

Voting: The holders of shares of Series A Preferred Stock have no voting rights, except as may be required by law. If the holders of shares of Series A Preferred Stock are entitled by law to vote as a single class with the holders of outstanding shares of Common Stock, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share may be converted.

Preemptive Rights: Holders of Series A Preferred Stock have no preemptive rights, except for any such rights that may be granted by way of separate contract or agreement to one or more holders of Series A Preferred Stock.

Redemption: The Series A Preferred Stock will not be redeemable by the Company or the holder.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Board Observer Rights

Contemporaneously with the execution of the Exchange Agreement, the Company and Castle Creek entered into a Board Observer Agreement, which provides that, for so long as Castle Creek, together with its affiliates, owns in the aggregate at least 4.9% of the outstanding shares of the Company’s common stock, Castle Creek will be entitled to designate one representative to attend the meetings of the board of directors of the Company and its subsidiary bank in a non-voting, non-participating observer capacity.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 with respect to the issuance of Series A Preferred is incorporated by reference into this Item 3.02. The issuance of the Series A Preferred Stock was exclusively with an existing holder of the Company’s securities , and no commission or other remuneration was paid for promotional activities in connection with the exchange.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 1.01 with respect to the Amendment is incorporated by reference into this Item 5.03. The Amendment was effective upon filing with the New York Secretary of State on October 25, 2022.

Item 9.01. Financial Statements and Exhibits

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following Exhibits are furnished as part of this report:

Exhibit Number	Description

Exhibit 3.1	Certificate of Amendment to Certificate of Incorporation designation the of Series A Convertible Perpetual Preferred Stock filed with the New York Secretary of State on October 25, 2022
Exhibit 10.1	Exchange Agreement
Exhibit 10.2	Board Observer Agreement
Exhibit 104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER BANCORP, INC.

Date: October 31, 2022	By:	/s/ Lance P. Burke
Lance P. Burke
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)

INDEX OF EXHIBITS

Exhibit Number	Description

Exhibit 3.1	Certificate of Amendment to Certificate of Incorporation designation the of Series A Convertible Perpetual Preferred Stock filed with the New York Secretary of State on October 25, 2022
Exhibit 10.1	Exchange Agreement
Exhibit 10.2	Board Observer Agreement
Exhibit 104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)